UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  July 27, 2010 (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                            0-27182               25-1624305
                                                  (State or other jurisdiction                         (Commission File      IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-629-2340
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 8.01 Other Events

Accredited Business Consolidators Corp. reports that its subsidiaries have chosen Security Stock Transfer (CIK:  0001489557) as their Securities and Exchange Commission registered transfer agent.

The subsidiaries and affiliated companies that will use Security Stock Transfer Inc. are:

Richwood Eco Ventures, Inc.
Calichi Sino, Inc.
Telecom Tools, Inc.
Bankruptcy Claims Fund, Inc.
Identifier Inc.
Accredited Business Development Company
Accredited Consolidators Europe PLC (United Kingdom)
Accredited Hospitality Group, Inc.
Accredited RAC Company
Accredited Suppliers Corp.
Italian Oven Financial Inc.
Italian Oven Intellectual Property Corp.
Italian Oven International Inc.
Italian Oven Technologies Inc.
Italian Oven Travel & Entertainment Corp.

Accredited Business Consolidators Corp. will not be changing transfer agents and continues to use Action Stock Transfer Corp. as its transfer agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 27, 2010

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Andy William
Andy William
Vice President

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